Financial Results Financial Results Fourth Quarter 2012 Fourth Quarter 2012 Exhibit 99.1

The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi)
the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement.
Please refer to our Annual Report on Form 10-K for the year ended December 31, 2011 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended December 31, 2012 is based on preliminary unaudited data and is subject to change.

Forward Looking Statements

Highlights
• Non performing loans held in portfolio declined by $125 million QoQ and down
$313 million YoY
• Commercial, construction and legacy NPL inflows decreased by $73 million, or 51%
QoQ, $402 million YoY ; lowest level in three years
• Strong capital ratios: Common Equity Tier One ratio at 13.18%; excess of $1.9 billion over well capitalized threshold
• Well positioned to exceed proposed Basel III capital requirements
• Tangible Book Value/Share $32.55 and $28.32 (ex TARP discount)
• $24 million cash dividend from EVERTEC; 48.5% stake carried at $74 million
• Improved performance from covered loan portfolio
• Net interest margin of 4.41%
• Puerto Rico mortgage business had its highest origination volume in 2012 since 2005
• Fitch recently upgraded Popular’s senior unsecured rating to BB-

• Q4 net income $84 million which includes EVERTEC tax benefit of $27 million*
• 2012 net income $245 million
Earnings
Credit
(excludes covered loans)
Capital
Other
*EVERTEC tax benefit impact of $32 million before tax
Commercial NPLs declined $107 million QoQ  driven by improved credit mostly in
PR

Addressing Key Areas of Shareholder Focus
•
Reducing non-performing loans
Total NPLs held in portfolio declined $313 million in 2012
–
Commercial,  mortgage and construction NPLs decreased  by $165 million, $56 million and $53 million respectively
Reduced HFS balance (excluding mortgages) to $96 million from $473 million in Q4 2010
Provision expense for the year is 22% lower, declining to $334 million
Continue to actively pursue NPL sales that make economic sense
•
TARP exit framework
No contractual maturity and no US Treasury “call”
Rate reset is not a consideration
– December 2013 reset will have no material impact on earnings, as the effective interest expense is approximately 9% of the par value of $935 million
We will exit at appropriate time with least possible dilution
– Could be series of partial payments, lump-sum or a secondary market transaction by the US Treasury

Credit
(excludes covered loans)
TARP

Fundamental Strengths
•
Premier franchise in PR with #1 market position in most product categories and strong revenue generating capacity
PR mortgage business (~32% market share) increased originations by 15%
in Q4 and by 21% for the full year with $1.5 billion
PR commercial loans increased by $113 million during Q4 (ex. covered loans)
BPPR margin was 5.18%
•
US commercial loans (excluding legacy loans) increased by $117 million in the fourth quarter
•
In 2012, supplemented originations with $800 million in high-quality loan purchases
$475 million in US mortgages and $321 million in Puerto Rico consumer and mortgage loans
•
Revenue generating capacity remains strong; gross revenues at $1.8 billion for 2012

Financial Results (Unaudited)

In thousands, except per share amount Q4 2012 Q3 2012 Variance
Net interest income $350,411 $343,426 $6,985
Service fees & other oper. income
150,249 114,840 35,409
Gain on sale of investments, loans & trading profits 19,576 7,576 12,000
FDIC loss-share expense
(36,824) (6,707) (30,117)
Gross revenues
483,412 459,135 24,277
Provision for loan losses
(excluding covered loans)
86,256 83,589 2,667
Provision for loan losses (covered WB loans)
(3,445) 22,619 (26,064)
Net revenues
400,601 352,927 47,674
Personnel costs
116,325 111,550 4,775
Other operating expenses
180,422 178,805 1,617
Total operating expenses
296,747 290,355 6,392
Income before tax
103,854 62,572 41,282
Income tax expense
19,914 15,384 4,530
Net income $83,940 $47,188 $36,752
EPS $0.81 $0.45 $0.36
NIM 4.41% 4.37% 0.04%
Tangible book value per share (quarter end) $32.55 $32.15 $0.40
Market price (quarter end) $20.79 $17.45 $3.34

POPULAR®

- Strong capital base at year-end relative to peers and regulatory requirements
- Ended Q4 with 13.18% CET1 with $1.9 billion excess capital over the Basel I "well capitalized" threshold
- Estimated 12/31/2012 CET1 ratio of 11.02% under fully phased-in Basel III rules

BPOP Q4 2012
CCAR & CapPR Q3 2012 *
13.2
10.4
17.4
11.6
18.6
14.7
9.4
8.4
Tier 1 Common
Tier 1 Capital
Total Capital
Tangible Common Equity

$1.9
$2.7
$2.0
Tier 1 Common
Tier 1 Capital
Total Capital

Capital

Current Risk Weighted Assets are approximately $23.4 billion at Q4
Capital Ratios % Excess Capital ($) in billions **
**Excess capital over “well capitalized” Basel I threshold
*Comprehensive Capital Analysis and Review (CCAR) of 19 firms as well as the Capital
Plan Review (CapPR) of an additional 11 bank holding companies with $50 billion or more of total consolidated assets.

POPULAR®

$1,738
$1,682
$1,563
$1,550
$1,425
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Mortgage
Commercial & Construction
Other

7.0%
6.8%
6.3%
6.1%
5.7%
$2,172
$2,108
$1,968
$1,911
$1,783
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
NPAs
NPAs/Total Assets

Consolidated Credit Summary (Excluding Covered Loans)
Continued improvement in key credit quality
metrics:
•
Non performing loans held-in-
portfolio declined:
$125 million or 8% QoQ
$313 million or 18% YoY
•
PR Commercial NPLs held-in-portfolio
are down by $90 million QoQ and
$108 million YoY
•
Non performing assets declined by
$123 million, or 6% QoQ and declined
$384 million or 18% YoY
NPLs held for sale are $166
million down YoY
Non-Performing Loans HIP ($M)

Non-Performing Assets ($M)

POPULAR®

$271
$273
$397
$333
$279
$231
$257
$210
$67
$92
$87
$84
$55
$51
$52
$34
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
US Inflows
PR Inflows

$140
$154
$175
$232
$187
$166
$157
$167
$9
$13
$10
$8
$6
$6
$10
$8
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
US Inflows
PR Inflows

$131
$119
$222
$101
$93
$65
$100
$43
$58
$79
$77
$76
$48
$45
$42
$26
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
US Inflows
PR Inflows

Total NPL Inflows  ($M)
NPL inflows at 3-year lows
•
Total NPL inflows decreased by $65 million
QoQ and are at the lowest level in three years
•
Commercial, construction and legacy NPL
inflows decreased by $73 million QoQ driven
by credit improvements in both PR and the US
•
Mortgage NPL inflows increased by $8 million
QoQ but charge offs remain low in Q4
Mortgage NPL Inflows ($M)
Commercial, Construction & Legacy NPL Inflows  ($M)

Excludes consumer loans

POPULAR®

2.74%
2.59%
2.64%
2.45%
2.13%
1.93%
1.87%
1.94%
$139
$133
$135
$126
$108
$98
$96
$101
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
NCO
NCO%

130%
129%
128%
137%
154%
164%
166%
154%
$727
$690
$693
$690
$665
$649
$636
$622
45%
42%
40%
40%
40%
41%
41%
44%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
ALL
ALL/NCO
ALL/NPL

43%
72%
111%
98%
76%
83%
87%
86%
$60
$96
$151
$124
$83
$81
$84
$86
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
PLL
PLL/NCO

Credit Quality Overview (Excluding Covered Loans)
•
NCO ratio under 2% for the year; at lowest
point since 2007
•
Provision increased slightly to $86 million
driven by PR
PR PLL/NCO – 100%
US PLL/NCO – 36%
•
ALL/NPL increased to 44% driven by the
reduction in NPLs
ALLL ($M), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO  ($M) and NCO-to-HIP Loan  Ratio
Provision ($M) and Provision-to-NCO Ratio

Continue to Leverage Strengths and Drive Value
• Drivers of  shareholder value in 2013
Continue to reduce NPLs through aggressive loss
mitigation efforts and sales that make economic sense
Capitalize on our leading market position to drive
originations and sustain above average margins
Make further improvements in our US franchise
Continue to build financial strength and flexibility
• Investor Day March 1 , 2013  in San Juan, PR

st

Appendix Appendix

1.7%
0.6%
2.9%
6.0%
8.0%
8.6%
46.4%
12.5%
13.3%
2011 GDP- $98.8B
Manufacturing
Finance, insurance and real estate
Services
Government
Trade
Tourism
Transportation and other public utilities
Construction and Mining
Agriculture

2012 Monthly average up until November
Employment PR
Labor Force
PR UE Rate
US UE Rate
18.00
15.00
12.00
9.00
6.00
3.00
-
1,300,000
1,100,000
900,000
700,000
500,000
16.1
15.7
14.2
9.6
8.9
8.1
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

PR Economic Overview
•
11.5% increase of real gross domestic investment in FY
2010-11 marks largest increase in more than a decade
•
Housing Stimulus: extended through 6/30/13
•
Public/Private Partnerships (PPPs): $2.6B Airport, $1.4B  toll roads, $878 million schools
•
Unemployment rate for December 14%; down 12% from
the peak
•
Hotel registration of non-residents registered highest
occupancy rates in the last few years
•
GDB-EAI for the month of October registered a 0.2% YoY
increase, maintaining the upward trend started in
December 2011
GDP – Composition by sector Recent Trends
•
Official forecast calls for first positive GNP growth since 2005. Forecast is +0.4% (fiscal 2012) and  +0.6% (fiscal
2013)
•
In the last several quarters, indicators such as retail and auto sales, home sales, cement sales and sales & use tax among others show stabilization
Source: Government Development Bank of PR bgfpr.com, PR Finance
Housing Authority,  PR commissioner of  Financial Institutions
PR Labor Market

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 50 bank holding company in
the U.S.)
•
$25 billion in total loans
•
$27 billion in total deposits
•
279 branches serving customers in Puerto Rico, New
York, California, Florida, Illinois, U.S. Virgin Islands,
and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $2.1 billion¹
1
As of December 31, 2012
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $36.5bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $27.6 bn
Assets = $8.7bn
Banco Popular
North America*
Puerto Rico operations
Selected equity investments
(first
two under “corporate” segment and third under
PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes outsourcing
48.5% stake
Adjusted EBITDA  of $117.8
million for the first 9 months of
2012
Dominican
Republic bank
19.99% stake
2011 approximate
income $100
million
PRLP 2011 Holdings
Construction and
commercial loans
vehicle
24.9% stake

Total Deposits (Net of Brokered)
Total Loans
50%
30%
10%
-10%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q312

PR Franchise Value Built Over 119 Years
Category Market Position as of
Q3 2012
Market Share
as of  Q3 2012
Top Competitor
Institution/Group Share
Total Deposits (Net of Brokered) 1 38% Santander 14%
Total Loans 1 35% FirstBank 16%
Commercial & Construction Loans 1 41% FirstBank 18%
Credit Cards 1 50% FirstBank 15%
Mortgage Loan Production 1 30% Doral 16%
Personal Loans 1 35% FirstBank 9%
Auto Loans/Leases 3 16% Reliable 26%
Assets Under Management 3 13% UBS 47%
•
Indisputable, sustained market leadership
Market Share Trend (2002– 2012)

Source:  Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports
Credit Unions:  A total of 115  credit unions were in business as of September 30, 2012, guaranteed by the (COSSEC). Total loans $4.3 billion with a 8% market share (49.% in personal loans; market share 50%).
1
1
1

$ in millions (Unaudited) Q4 12 Q3 12 Variance Q4 12 Q3 12 Variance
Net Interest Income $309 $300 $9 $68 $70 ($2)
Non Interest Income 90 114 (24) 15 11 4
Gross Revenues 399 414 (15) 83 81 2
Provision (non-covered) 78 69 9 8 14 (6)
Provision (covered WB)            (3)           23            (26)                -                -                -
Provision for loan losses 75 92 (17) 8 14 (6)
Expenses 240 232 8 57 57 0
Tax Expense 19 17 2 1 1 0
Net Income $65 $73 ($8) $17 $9 $8
NPLs  (HIP) ¹ $1,192 $1,284 ($92) $233 $266 ($33)
NPLs  (HIP + HFS) ¹ 1,286 1,387          (101) 235 272           (37)
Loan loss reserve ¹ 445 445                 - 176 191           (15)
Assets $27,600 $27,683 ($83) $8,652 $8,573 $79
Loans  (HIP) 18,959 18,948             11 5,751 5,710            41
Loans  (HIP + HFS) 19,309 19,277             32 5,755 5,718            37
Deposits 20,989 20,351 638 6,076 6,029 47
NIM 5.18% 5.11% 0.07% 3.51% 3.57% -0.06%
PR US
PR  & US Business

1
Excludes covered loans

Consolidated Credit Summary (Excluding  Covered Loans)
$ in millions Q4 12 Q3 12 Q4 11
Loans Held in Portfolio (HIP) $20,984 $20,754 $230 1.1% $20,603 $381 1.9%
Performing HFS 258                228                30              13.2% 101                157               155.4%
NPL HFS 96                    109                (13)            -11.6% 262                (166)             -63.3%
Total Non Covered Loans 21,338 21,091 $247 1.2% 20,966 $372 1.8%
Non-performing loans (NPLs) $1,425 $1,551 ($126) -8.1% $1,738 ($314) -18.0%
Commercial $665 $772
($107)
-13.8% $830
($165)
-19.9%
Construction $43 $50
($7)
-13.3% $96
($53)
-55.0%
Legacy $41 $49
($8)
-16.9% $76
($35)
-46.2%
Mortgage $630 $632
($2)
-0.3% $687
($56)
-8.2%
Consumer $46 $48
($2)
-5.0% $49
($4)
-7.5%
NPLs HIP to loans HIP 6.79% 7.47% -0.7% -9.1% 8.44% -1.64% -19.5%
Net charge-offs (NCOs) $101 $96 $5 5.1% $126 ($25) -20.0%
Commercial $49 $47
$2
3.4% $72
($23)
-32.1%
Construction ($2) ($1)
($1)
NM $5
($7)
NM
Legacy $3 $4
($1)
-15.8% $6
($2)
-42.1%
Mortgage $20 $16
$4
27.1% $9
$12
NM
Consumer $31 $30
$1
3.3% $35
($4)
-11.4%
NCOs to average loans HIP 1.94% 1.87% 0.1% 3.7% 2.46% -0.5% -21.1%
Provision for loan losses (PLL) $86 $84 $2 2.9% $124 ($38) -30.6%
PLL to average loans HIP 1.66% 1.63% 0.0% 1.8% 2.42% -0.8% -31.4%
PLL to NCOs 0.86x 0.87x -0.01x -1.2% 0.98x -0.12x -12.6%
Allowance for loan losses (ALL) $622 $636 ($14) -2.3% $690 ($68) -9.9%
ALL to loans HIP
2.96% 3.07% -0.1% -3.6% 3.35% -0.4% -11.6%
ALL to NPLs HIP 43.62% 41.04% 2.6% 6.3% 39.73% 3.9% 9.8%
Q4 12 vs Q3 12 Q4 12 vs Q4 11

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving since 2010:
Moody’s: B1 Stable Outlook (Revised December 2012)
S&P: B+ Stable Outlook  (No Change)
Fitch: BB- Stable Outlook (Revised January 2013)
•
January 2013: Fitch raised to BB- from B+; outlook revised to stable
•
December 2012: Moody’s downgraded BPOP by two notches to B1; stable outlook assigned
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOPs outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to Regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results Fourth Quarter 2012 Fourth Quarter 2012